UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2021

MINIM, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37649	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

848 Elm Street, Manchester, NH	03101
(Address of Principal Executive Offices)	(Zip Code)

(833) 966-4646

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.03	Material Modification to Rights of Security Holders.

The information included in Item 5.03 below of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 23, 2021, the Board of Directors (the “Board”) of Minim, Inc. (the “Company”) approved cash bonus payments to the Company’s named executive officers for the Company’s performance in the first half of 2021 in the following amounts: Graham Chynoweth, CEO–$20,830.00; John Lauten, COO–$15,622.50; and Sean Doherty, CFO–$12,498.00.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2021, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of capital stock to 62,000,000 shares, consisting of 60,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. The form of the Certificate of Amendment relating to the increase of authorized shares of capital stock was approved by the Company’s stockholders at the Company’s Special Meeting of Stockholders (the “Special Meeting”) held on July 22, 2021, and by the Company’s Board.

This summary is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 22, 2021, the Company held the Special Meeting. At the Special Meeting, the Company’s stockholders voted on the following proposal:

(i)	an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock to 62,000,000 shares, consisting of 60,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock.

The voting results are reported below:

Proposal 1 – Amendment to the Company’s Amended and Restated Certificate of Incorporation

The amendment to our Amended and Restated Certificate of Incorporation was approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
27,526,395	567,488	11,820	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Minim, Inc., dated as of July 23, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 23, 2021	MINIM, INC.

		By:	/s/ Sean Doherty
		Name:	Sean Doherty
		Title:	Chief Financial Officer

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